SUPPLEMENTAL OIL AND GAS INFORMATION (UNAUDITED)	12 Months Ended
Jun. 30, 2016
SUPPLEMENTAL OIL AND GAS INFORMATION (UNAUDITED)
SUPPLEMENTAL OIL AND GAS INFORMATION (UNAUDITED)

11. SUPPLEMENTAL OIL AND GAS INFORMATION (UNAUDITED)

        Estimates of reserve quantities and related standardized measure of discounted net cash flows are estimates only, and are not intended to reflect realizable values or fair market values of reserves. Reserve estimates are inherently imprecise and estimates of new discoveries are more imprecise than producing oil and gas properties. Additionally, the price of oil has been very volatile and downward changes in prices can significantly affect quantities that are economically recoverable. Accordingly, estimates are expected to change as future information becomes available and these changes may be significant.

        Proved reserves are estimated reserves of crude oil and natural gas that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. Proved developed reserves are those expected to be recovered through existing wells, equipment and operating methods.

        The standardized measure of discounted future net cash flows are computed by applying average price for the year (with consideration of price changes only to the extent provided by contractual arrangements) to the estimated future production of proved oil and gas reserves, less estimated future expenditures (based on year-end costs) to be incurred in developing and producing the proved reserves, less estimated future income tax expenses. The estimated future net cash flows are then discounted using a rate of 10% per year to reflect the estimated timing of the future cash flows.

Capitalized Costs Related to Oil and Gas Activities

        Aggregate capitalized costs relating to our crude oil and natural gas producing activities, including asset retirement costs and related accumulated depreciation, depletion & amortization are shown below (in thousands):

	United States	Republic of Guinea	Total
June 30, 2016
Unproved properties	$—	$—	$—
Proved properties	—	—	—

	—	—	—
Less accumulated DD&A	—	—	—

Net capitalized costs	$—	$—	$—

June 30, 2015
Unproved properties	$—	$14,311	$14,311
Proved properties	—	—	—

	—	14,311	14,311
Less accumulated DD&A	—	—	—

Net capitalized costs	$—	$14,311	$14,311

        As of March 31, 2016, based on our impairment assessment, we fully impaired the $14,331,000 of unproved oil and gas properties. This impairment assessment was based on the continued impasse by our members of the Consortium to resume petroleum operations and drill the next exploration obligation well, which needs to be commenced by the end of September 2016, and our inability to get interim injunctive relief from the American Arbitration Association requiring Tullow and Dana to join with SCS in the negotiation of an acceptable amendment to the PSC and to agree to a process that would result in the execution of the amendment which we hoped would have led to the resumption of petroleum operations. Despite this impairment, we continued to pursue any avenues in order to begin drilling activities in our Concession.

Costs Incurred in Oil and Gas Activities

        Costs incurred in connection with our crude oil and natural gas acquisition, exploration and development activities are shown below (in thousands):

	United States	Republic of Guinea	Total
June 30, 2016
Property acquisition:
Unproved	$—	$—	$—
Exploration	—	20	20
Development	—	—	—

Total costs incurred	$—	$20	$20

June 30, 2015
Property acquisition:
Unproved	$—	$—	$—
Exploration	—	52	52
Development	—	—	—

Total costs incurred	$—	$52	$52

Proved Reserves

        We do not hold any proved reserves as of June 30, 2016 and 2015.